Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Thursday, July 15, 2004
FOR IMMEDIATE RELEASE


Washington Federal's Earnings Strengthen


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $35,032,000 or $.44 per diluted share for the quarter ended June 30, 2004, compared to $32,520,000 or $.41 per diluted share for the quarter ended March 31, 2004, an 8% increase. For the quarter ended June 30, 2003 earnings were $36,411,000 or $.47 per diluted share.

Washington Federal's capital ratio increased to 15.06% as of June 30, 2004, compared to 13.86% at the same time last year. The Company's efficiency ratio improved to 16.57% for the quarter. The third fiscal quarter produced a return on assets of 1.91%, while return on equity amounted to 12.77% for the quarter.

Chief Executive Officer Roy M. Whitehead commented,"Improved operating results reflect both record quarterly loan production of $604 million and the repayment of $250 million in borrowed funds. We are optimistic that our strong capital position coupled with low operating costs will allow us to adapt to any change in economic conditions that may occur in the future."

During the quarter the Company opened its new division headquarters in Plano, Texas as well as a second branch in Bend, Oregon.

As announced on June 28, 2004, the Board of Directors of the Company declared a 5.0% increase in the Company's quarterly cash dividend to 21 cents per share from 20 cents per share. The dividend will be payable July 23, 2004 to common stockholders of record on July 9, 2004. This will be Washington Federal's 86th consecutive quarterly cash dividend and represents the 39th increase since Washington Federal began publicly trading in 1982.

Washington Federal Savings, with headquarters in Seattle,
Washington, has 120 offices in eight western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                            June 30, 2004      September 30, 2003
                                                                        ------------------     ------------------
                                                                           (In thousands, except per share data)

ASSETS
Cash and cash equivalents .........................................         $   720,959          $  1,437,208
Securities purchased under agreement to resell ....................             200,000                     -
Available-for-sale securities, including mortgage-backed
   securities of $545,080 .........................................             925,136               781,798
Held-to-maturity securities, including mortgage-backed
   securities of $127,196 .........................................             164,278               154,178
Securitized assets subject to repurchase, net .....................             124,482               210,782
Loans receivable, net .............................................           4,830,653             4,606,726
Interest receivable ...............................................              31,224                29,489
Premises and equipment, net .......................................              61,634                60,942
Real estate held for sale .........................................               9,095                16,204
FHLB stock ........................................................             146,258               143,851
Intangible assets .................................................              59,270                60,336
Other assets ......................................................              11,406                34,461
                                                                            -----------           -----------
                                                                            $ 7,284,395           $ 7,535,975
                                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
   Savings and demand accounts ....................................         $ 4,531,015           $ 4,520,051
   Repurchase agreements with customers ...........................              41,484                57,547
                                                                            -----------           -----------
                                                                              4,572,499             4,577,598
FHLB advances .....................................................           1,400,000             1,650,000
Other borrowings...................................................             100,000               100,000
Advance payments by borrowers for taxes and insurance .............              14,595                23,281
Federal and state income taxes ....................................              53,887                70,011
Accrued expenses and other liabilities ............................              46,681                59,489
                                                                            -----------           -----------
                                                                              6,187,662             6,480,379
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 100,000,000 shares authorized;
   94,316,377 and 94,109,168 shares issued; 78,443,825
   and 78,290,836 shares outstanding ..............................              94,316                85,554
Paid-in capital ...................................................           1,159,028             1,085,650
Accumulated other comprehensive income, net of taxes ..............              21,918                34,624
Treasury stock, at cost; 15,872,552 and 15,818,332 shares .........            (208,874)             (207,337)
Retained earnings .................................................              30,345                57,105
                                                                            -----------           -----------
                                                                              1,096,733             1,055,596
                                                                            -----------           -----------
                                                                            $ 7,284,395           $ 7,535,975
                                                                            ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share ....................................         $     13.98           $     13.48
Stockholders' equity to total assets ..............................               15.06%                14.01%
Weighted average rates at period end
  Loans and mortgage-backed securities* ...........................                6.16%                 6.40%
  Investment securities** .........................................                2.61                  1.98
  Combined loans, mortgage-backed securities
     and investment securities ....................................                5.44                  5.28
  Customer accounts ...............................................                1.90                  1.96
  Borrowings ......................................................                5.03                  5.03
  Combined cost of customer accounts and borrowings ...............                2.67                  2.81
  Interest rate spread ............................................                2.77                  2.47

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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

                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                  Quarter Ended June 30,          Nine Months Ended June 30,

                                                                --------------------------        --------------------------
                                                                 2004              2003           2004              2003

                                                                --------         --------       ---------        ---------
                                                                           (In thousands, except per share data)

INTEREST INCOME
Loans and securitized assets subject to repurchase  ........    $ 82,651          $86,028       $247,434         $271,233
Mortgage-backed securities .................................      11,659           15,355         35,773           49,760
Investment securities and cash equivalents..................       8,900            8,579         25,367           25,362
                                                                --------         --------       --------         --------
                                                                 103,210          109,962        308,574          346,355

INTEREST EXPENSE
Customer accounts ..........................................      21,101           24,731         63,971           83,641
FHLB advances and other borrowings .........................      19,939           22,185         64,531           66,543
                                                                --------         --------       --------         --------
                                                                  41,040           46,916        128,502          150,184
                                                                --------         --------       --------         --------
NET INTEREST INCOME ........................................      62,170           63,046        180,072          196,171
Provision (reversal of reserve) for loan losses ............        (231)             100           (231)           1,500
                                                                --------         --------       --------         --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ........      62,401           62,946        180,303          194,671

OTHER INCOME
Gains (loss) on sale of securities, net ....................        (596)             489           (719)             489
Gain on sale of real estate ................................           -                -              -            3,382
Other ......................................................       2,635            2,831          7,423            7,246
                                                                --------         --------       --------         --------
                                                                   2,039            3,320          6,704           11,117

OTHER EXPENSE
Compensation and fringe benefits ...........................       7,860            7,327         23,209           23,299
Occupancy ..................................................       1,429            1,316          4,342            3,919
Other ......................................................       1,352            1,769          4,972            6,714

                                                                --------         --------       --------         --------
                                                                  10,641           10,412         32,523           33,932
Gain (loss) on real estate acquired through foreclosure, net         303              162            556             (278)
                                                                --------         --------       --------         --------
Income before income taxes .................................      54,102           56,016        155,040          171,578
Income taxes ...............................................      19,070           19,605         54,666           60,345
                                                                --------         --------       --------         --------
NET INCOME .................................................    $ 35,032         $ 36,411       $100,374         $111,233
                                                                ========         ========       ========         ========

PER SHARE DATA
Basic earnings .............................................    $    .45         $    .48       $   1.28         $   1.45
Diluted earnings ...........................................         .44              .47           1.27             1.44
Cash dividends .............................................         .21              .20            .61              .58
Weighted average number of shares outstanding,
   including dilutive stock options ........................  79,090,964       77,162,418     79,176,510       77,117,307
Return on average assets ...................................        1.91%            2.00%          1.79%            2.02%



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